                                                                 EXHIBIT 4.1


                           SPECIMEN STOCK CERTIFICATE
NUMBER                     [AT&T LOGO] AT&T WIRELESS                      SHARES


COMMON STOCK                                                     COMMON STOCK


                          AT&T WIRELESS SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS
TRANSFERABLE IN CANTON, MA,
JERSEY CITY, NJ AND
NEW YORK CITY, NY

                                                            SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                          CUSIP 00209A  10  6


This Certifies that                is the owner of                      .

FULLY PAID AND NON-ASSESSABLE SHARES OF AT&T WIRELESS SERVICES, INC. COMMON STOCK, $0.01 PAR VALUE PER SHARE

transferable on the records of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Corporation.

     Dated:
             [AT&T WIRELESS SERVICES, INC. DELAWARE CORPORATE SEAL]

                Gregory P. Landis                     John D. Zeglis
      SENIOR VICE PRESIDENT, GENERAL COUNSEL         CHAIRMAN AND CEO
                 AND SECRETARY
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     The Corporation will furnish to any shareholder, upon request to its principal office or to any of its transfer offices and without charge, a full statement of the designation, relative rights, preferences and limitations of each class of its common and preferred shares, and of each series of its preferred shares so far as the same have been fixed and the authority of the board of directors to designate and fix the relative rights, preferences and limitations of other series of its preferred shares.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between AT&T Wireless Services, Inc. and Equiserve Trust Company, N.A., dated as of June 18, 2001, as it may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of AT&T Wireless Services, Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate: AT&T Wireless Services, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

     The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM --  as tenants in common           (Name) CUST (Name) UNIF --   (Name) as Custodian for (Name)
TEN ENT --  as tenants by the entireties   GIFT MIN ACT (State)         under the (State) Uniform
JT TEN  --  as joint tenants with right                                 Gifts to Minors Act
            of survivorship and not as
            tenants in common

                                            (Name) CUST (Name) UNIF --  (Name) as Custodian for (Name)
                                            TRAN MIN ACT (State)        under the (State) Uniform
                                                                        Transfers to Minors Act

    Additional abbreviations may also be used though not in the above list.




For Value received, -------- hereby sell, assign and transfer ------------- Shares represented by the within Certificate unto

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPE:
SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFYING NUMBER, NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
-------------------------------------------------------------------------------
  SHARES
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPE:
SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFYING NUMBER, NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
-------------------------------------------------------------------------------
  SHARES
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPE:
SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFYING NUMBER, NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
-------------------------------------------------------------------------------
  SHARES
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
and do hereby irrevocably constitute and appoint
                                                -------------------------------

-----------------------------------------------------------------------Attorney
to transfer the said shares on the records of the within named Corporation with full power of substitution in the premises.

Dated,
      -------------------------------
                                     ------------------------------------------
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER

            SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.